                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                          ---------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)           04/15/98


               The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



               New Jersey                                        Applied For
               ----------                                        -----------
               State or other            (Commission             (IRS Employer
               jurisdiction of           File Number)            ID Number)
               incorporation)


               2840 Morris Avenue, Union, New Jersey                   07083
               -------------------------------------------------------------
               (Address of principal executive officer)


               Registrant's Telephone Number,
               including area code:                    908-686-2000
                                                       ---------------------


                                      n/a
               -------------------------------------------------------------
               (Former name or former address, if changed since last report)

               Item 5      Other Events
                           ----------------------------------------------------



           Attached herein as Annex A is a copy of the Monthly Statement sent to
Class A Certificate holders with respect to Remittance Date of:       04/15/98

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.




                                       By: /s/ Harry Puglisi
                                       -----------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer






Dated:   04/30/98

                       SERVICER'S  CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE APRIL 09, 1998 DETERMINATION DATE


1.  AVAILABLE FUNDS                                               $1,599,321.28


2.  (A) ORIGINAL CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH         83,700,000.00

    (B) ORIGINAL CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          6,300,000.00

    (C) ORIGINAL POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                           71,365,826.41

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A) NUMBER OF ACCOUNTS                                                    0

    (B) DOLLARS                                                            0.00


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                    15,197.28


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                         138,429.09


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                  1,158,179.14


7.  (A) AMOUNT OF MONTHLY ADVANCE                                          0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                  394.20


8.  DELINQUENCY AND FORECLOSURE INFORMATION
           (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                               0.00


10. (A)   CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)    ACCRUED INTEREST                           431,055.00
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE DATE PLUS INTEREST                    0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                 ADJUSTMENT                                     512.06
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                431,567.06
                                                                                 5.15611780
    (B)   CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)    ACCRUED INTEREST                            34,650.00
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE  DATE  PLUS  INTEREST                 0.00
         (iii)   CLASS B INTEREST DISTRIBUTION AMOUNT
                 ADJUSTMENT                                      41.16
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                 34,691.16
                                                                                 5.50653333
    (C)   CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL          142,872.52
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE             0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                        0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                      0.00
          (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                    0.00
          (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT         0.00
          (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                  142,872.52
                                                                                 1.70695962
    (D)   CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL           10,753.85
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE             0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                        0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                      0.00
          (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                    0.00
          (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT         0.00
          (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                  10,753.85
                                                                                 1.70696032


11.    (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
            IN CASH AND FROM LIQUIDATION OF
            PERMITTED INSTRUMENTS                                     356,829.13

       (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
            ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                          0.00


12.    (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
            BALANCE AFTER DISTRIBUTIONS TO BE MADE
            ON THE REMITTANCE DATE                                 83,557,127.48
                                                                    998.29304038
       (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
            BALANCE AFTER DISTRIBUTIONS TO BE MADE
            ON THE REMITTANCE DATE                                  6,289,246.15
                                                                    998.29303968
       (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
            TO BE MADE ON THE REMITTANCE DATE                      71,212,200.04
                                                                    791.24666711

13.    (A)  EXCESS SPREAD                                             516,544.95

       (B)  EXTRA INTEREST                                            230,232.00

       (C)  SPREAD ACCOUNT BALANCE                                    356,829.13

       (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                    2,492,427.00


14.    (A)  WEIGHTED AVERAGE MATURITY                                    229.838

       (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                      10.553%


15.    (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                   82,540.11

       (B)  PREMIUM PROTECTION FEE FOR THE RELATED
            DUE PERIOD                                                 84,441.20

       (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
            ACCOUNT                                                     3,568.29


16.    AMOUNT OF REIMBURSEMENTS PURSUANT TO:
       (A)  SECTION  5.04 (b)                                               0.00

       (B)  SECTION  5.04 (c)                                               0.00

       (C)  SECTION  5.04 (d)(ii)                                           0.00

       (D)  SECTION  5.04 (e)                                               0.00

       (E)  SECTION  5.04 (f)                                               0.00


17.    (A)  CLASS A REMITTANCE RATE                                       6.180%

       (B)  CLASS B REMITTANCE RATE                                       6.600%

18.    (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
            LOANS PURCHASED DURING THE PRIOR DUE PERIOD                     0.00

       (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT
            AS OF THE END OF SUCH DUE PERIOD                       18,634,173.59





19.    OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.






THE MONEY STORE INVESTMENT CORPORATION






BY:
    -------------------------------
        HARRY PUGLISI
        TREASURER